UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2024

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25510 Commercentre Drive Lake Forest, California		92630
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2024, STAAR Surgical Company (the “Company”) reported its financial results for the quarter ended September 27, 2024, and filed a Current Report on Form 8-K (the “Original Form 8-K”), which included the Company’s earnings press release as Exhibit 99.1 and the Company’s slide presentation as Exhibit 99.2. As further discussed below in Item 7.01, the Company is filing this Current Report on Form 8-K/A to amend the Original Form 8-K to correct inconsistencies in the press release and the slide presentation regarding assumptions underlying the Company’s financial outlook for fiscal year 2024 related to APAC regional growth rates.

Item 7.01 Regulation FD Disclosure.

On October 30, 2024, the Company published an updated press release and an updated slide presentation to correctly reflect the Company's assumptions underlying its financial outlook for fiscal year 2024 related to APAC regional growth rates. No other changes were made to the press release or the slide presentation furnished as exhibits to the Original Form 8-K. A copy of the updated press release is furnished herewith as Exhibit 99.1, and a copy of updated slide presentation is furnished herewith as Exhibit 99.2.

The Company’s outlook for fiscal year 2024 net sales of $340 million to $345 million, as set forth in the press release and slide presentation, is unchanged. The updated press release and updated slide presentation reflect the following assumptions underlying such outlook: EVO ICL sales growth of 17% in the Americas (prior outlook was 15%) including 20% in the U.S. (prior outlook was 25%); EMEA sales growth of 10% (prior outlook was 6%); and APAC sales growth of 5% (prior outlook was 7%), including approximately 2% growth in China (prior outlook was 10%) and all other APAC countries approximately 10-20% growth (prior outlook was flat).

The information contained in this Form 8-K/A and the exhibits hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Form 8-K/A, Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Form 8-K/A, regardless of any general incorporation language in the filing.

The Company’s financial outlook for fiscal year 2024, including the assumptions underlying such outlook, are forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the press release and the slide presentation furnished herewith.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of the Company dated October 30, 2024 (updated).

99.2	Slide presentation of the Company dated October 30, 2024 (updated).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

October 30, 2024	By:	/s/ Tom Frinzi
Thomas G. Frinzi
President and Chief Executive Officer